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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-30767) of our report dated July 8, 1997 appearing in Great Plains Software, Inc.'s Annual Report on Form 10-K for the year ended May 31, 1997.



/s/  Price Waterhouse LLP

Price Waterhouse LLP
Minneapolis, Minnesota
August 18, 1997